ABSC 2004-HE8

Credit Suisse First Boston

6,343 records

Balance: 1,073,667,752

Collateral Analysis

NOTE:

With respect to any particular row, only loans satisfying the stipulations in Columns A, B and C of that row (the “Line Item Loans”) should be evaluated when providing the information required by Columns E through Q in each row.  Therefore, all percentage information (except for Column D) requested in each row should use the total Line Item Loans relating to that particular row in the denominator.

If the deal is an “H” structure, PLEASE GENERATE STRATS ONLY ON COLLATERAL THAT COULD GENERATE LOSSES TO OUR TRANCHE

			Percent of	Wtd Avg	Wtd Avg		Wtd Avg	Wtd Avg
FICO Low	FICO High	LTV	Outstanding Pool Balance	Current Balance	GWAC	% MI	FICO	DTI
500	524	> 65%	1.94%	$130,166.35	8.73%	0.00%	519	42.36%
525	549	> 65%	7.81%	$145,784.99	8.10%	0.00%	537	40.91%
550	574	> 65%	10.36%	$155,797.72	7.57%	0.00%	561	40.70%
575	599	> 70%	10.64%	$144,313.68	7.45%	0.00%	588	40.28%
600	624	> 70%	12.83%	$155,794.76	7.21%	0.00%	612	40.71%
625	649	> 70%	15.92%	$183,607.93	7.07%	0.00%	637	40.41%
650	674	> 80%	5.78%	$184,216.50	7.34%	0.00%	660	41.78%
675	699	> 80%	2.78%	$186,465.15	7.11%	0.00%	685	40.14%
700	724	> 80%	1.93%	$229,956.71	6.78%	0.00%	710	40.88%
725	749	> 85%	0.91%	$226,108.75	6.80%	0.00%	735	40.72%
750	774	> 85%	0.54%	$231,298.91	6.83%	0.00%	761	36.07%
775	799	> 85%	0.12%	$249,667.80	7.60%	0.00%	788	38.73%
800	max	> 85%

	Wtd Avg
FICO Low	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
500	76.97%	81.83%	13.02%	96.46%	66.73%	6.38%	26.90%	0.00%
525	79.77%	80.79%	9.49%	97.39%	70.55%	4.59%	24.86%	0.00%
550	81.62%	79.82%	9.68%	97.45%	67.19%	5.88%	26.94%	0.37%
575	84.14%	79.58%	11.39%	96.42%	67.34%	2.81%	29.85%	5.33%
600	85.78%	72.52%	13.73%	96.66%	65.30%	5.45%	29.25%	11.97%
625	85.82%	71.55%	10.94%	92.80%	43.99%	7.34%	48.67%	22.04%
650	91.50%	62.83%	10.96%	86.29%	41.57%	4.52%	53.91%	22.32%
675	91.05%	70.70%	5.48%	81.84%	37.72%	3.02%	59.26%	30.56%
700	89.58%	65.20%	12.93%	81.32%	31.56%	0.63%	67.82%	36.33%
725	91.69%	53.57%	9.97%	62.07%	40.27%	8.48%	51.25%	39.81%
750	92.30%	65.51%	11.25%	77.03%	56.30%	1.63%	42.07%	25.35%
775	90.71%	70.08%	0.00%	51.15%	27.72%	0.00%	72.28%	0.00%
800

			Percent of	Wtd Avg	Wtd Avg		Wtd Avg	Wtd Avg
LTV Low	LTV High	DTI	Outstanding Pool Balance	Current Balance	GWAC	% MI	FICO	DTI
60%	64%	> 50%	1.19%	$196,036.43	6.95%	0.00%	594	52.83%
65%	69%	> 50%	0.46%	$197,400.33	7.16%	0.00%	588	52.18%
70%	74%	> 50%	0.83%	$193,657.92	7.07%	0.00%	595	52.89%
75%	79%	> 50%	0.97%	$186,814.27	7.51%	0.00%	576	53.02%
80%	84%	> 50%	0.94%	$188,408.31	7.14%	0.00%	592	52.53%
85%	89%	> 50%	0.61%	$187,473.26	7.18%	0.00%	599	52.36%
90%	94%	> 50%	0.35%	$184,560.31	7.19%	0.00%	608	52.29%
95%	99%	> 50%	0.36%	$197,125.00	7.50%	0.00%	623	52.67%
100%	max	> 50%	0.06%	$26,993.41	11.06%	0.00%	608	51.97%

	Wtd Avg
LTV Low	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
60%	62.82%	65.75%	11.48%	88.55%	79.78%	0.00%	20.22%	0.00%
65%	67.17%	57.47%	16.41%	93.87%	64.33%	7.80%	27.87%	0.00%
70%	71.49%	64.58%	4.47%	91.75%	57.29%	8.12%	34.59%	2.33%
75%	75.79%	76.32%	6.58%	94.48%	73.49%	3.85%	22.66%	0.00%
80%	81.01%	58.42%	19.08%	97.12%	80.56%	18.08%	1.36%	5.23%
85%	86.28%	87.67%	5.10%	88.41%	82.80%	7.23%	9.97%	0.00%
90%	90.25%	87.05%	8.77%	83.34%	81.91%	1.81%	16.28%	0.00%
95%	95.00%	100.00%	0.00%	100.00%	100.00%	0.00%	0.00%	29.32%
100%	100.00%	100.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%

			Percent of	Wtd Avg	Wtd Avg		Wtd Avg	Wtd Avg
DTI Low	DTI High	FICO	Outstanding Pool Balance	Current Balance	GWAC	% MI	FICO	DTI
20%	24%	< 525	0.09%	$109,766.67	8.49%	0.00%	520	22.76%
25%	29%	< 550	0.70%	$105,915.34	8.44%	0.00%	535	27.92%
30%	34%	< 575	3.01%	$140,089.99	7.76%	0.00%	547	32.54%
35%	39%	< 600	5.71%	$142,324.17	7.71%	0.00%	563	37.58%
40%	44%	< 625	10.29%	$159,602.76	7.53%	0.00%	576	42.65%
45%	49%	< 650	21.89%	$169,471.26	7.37%	0.00%	594	47.82%
50%	54%	< 675	5.35%	$183,524.12	7.24%	0.00%	582	52.50%
55%	max	< 700	0.25%	$209,927.00	6.62%	0.00%	610	56.58%

	Wtd Avg
DTI Low	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
20%	63.79%	76.92%	0.00%	91.90%	71.23%	0.00%	28.77%	0.00%
25%	74.07%	79.44%	4.74%	93.35%	74.70%	0.00%	25.30%	0.00%
30%	75.79%	85.79%	6.50%	97.08%	69.99%	4.04%	25.97%	1.27%
35%	77.22%	80.91%	10.68%	98.17%	62.48%	2.16%	35.35%	0.84%
40%	80.01%	79.75%	9.26%	97.90%	58.48%	4.11%	37.41%	1.70%
45%	82.51%	71.59%	13.05%	96.38%	64.30%	3.61%	32.08%	11.24%
50%	69.84%	71.76%	9.51%	94.10%	69.11%	6.42%	24.47%	1.34%
55%	74.90%	72.83%	8.53%	100.00%	74.86%	12.82%	12.31%	0.00%

LIMITED AND STATED DOC

		Percent of	Wtd Avg	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Outstanding Pool Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD
500	524	0.71%	$138,617.92	9.32%	0.00%	519	42.41%	74.46%	76.71%
525	549	2.94%	$165,362.62	8.51%	0.00%	536	40.98%	73.24%	78.77%
550	574	4.19%	$177,643.34	7.67%	0.00%	561	39.83%	75.76%	79.28%
575	599	4.63%	$172,462.20	7.46%	0.00%	587	39.38%	77.34%	78.28%
600	624	5.55%	$199,806.45	7.28%	0.00%	612	40.26%	80.22%	69.24%
625	649	9.95%	$200,332.01	7.20%	0.00%	638	39.85%	83.43%	68.47%
650	674	8.69%	$202,047.15	7.05%	0.00%	661	41.01%	81.55%	63.35%
675	699	4.73%	$212,318.68	6.80%	0.00%	685	40.35%	82.10%	73.24%
700	724	3.19%	$208,707.90	6.71%	0.00%	711	40.97%	81.77%	61.78%
725	749	1.69%	$227,429.12	6.63%	0.00%	736	40.89%	81.81%	63.75%
750	774	0.99%	$265,300.22	6.37%	0.00%	758	38.91%	82.57%	51.79%
775	799	0.31%	$273,620.08	6.85%	0.00%	784	42.43%	80.75%	62.68%
800	max	0.03%	$319,920.00	6.23%	0.00%	805	31.76%	80.00%	100.00%

FICO Low	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only	% CA	% NY	% FL
500	15.27%	97.02%	0.00%	19.32%	80.68%	0.00%	31.89%	6.38%	14.25%
525	9.75%	97.97%	0.00%	14.38%	85.62%	0.00%	35.09%	3.30%	10.74%
550	9.48%	97.40%	0.00%	15.23%	84.77%	0.00%	37.72%	5.53%	11.39%
575	10.88%	96.26%	0.00%	8.89%	91.11%	2.34%	33.40%	3.56%	12.04%
600	13.85%	94.81%	0.00%	13.26%	86.74%	8.91%	40.12%	6.64%	7.05%
625	13.03%	91.99%	0.00%	12.98%	87.02%	15.05%	35.47%	5.80%	8.02%
650	11.74%	92.18%	0.00%	5.22%	94.78%	27.22%	42.91%	7.25%	7.76%
675	8.75%	91.47%	0.00%	4.57%	95.43%	45.41%	44.80%	6.96%	3.78%
700	11.13%	83.54%	0.00%	2.43%	97.57%	32.26%	53.99%	5.34%	5.70%
725	6.79%	89.28%	0.00%	4.53%	95.47%	32.79%	55.80%	5.23%	5.08%
750	19.54%	96.91%	0.00%	1.94%	98.06%	47.40%	48.47%	15.67%	0.89%
775	7.92%	83.90%	0.00%	3.17%	96.83%	31.59%	38.11%	18.27%	7.92%
800	0.00%	100.00%	0.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%

IO LOANS

		Percent of	Wtd Avg	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Outstanding Pool Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD
500	524
525	549
550	574	0.04%	$205,350.00	7.15%	0.00%	554	33.96%	84.84%	100.00%
575	599	0.57%	$243,590.39	6.88%	0.00%	588	43.26%	84.30%	69.30%
600	624	1.57%	$258,527.22	6.77%	0.00%	614	41.80%	85.35%	72.20%
625	649	3.62%	$257,619.06	6.65%	0.00%	638	40.85%	83.86%	72.80%
650	674	3.56%	$256,294.27	6.58%	0.00%	661	43.11%	82.92%	68.10%
675	699	2.79%	$267,171.48	6.27%	0.00%	685	40.87%	81.87%	70.63%
700	724	1.32%	$273,411.15	6.17%	0.00%	709	41.71%	84.23%	73.52%
725	749	0.86%	$280,171.09	5.97%	0.00%	735	40.88%	82.30%	78.24%
750	774	0.65%	$289,188.11	5.86%	0.00%	762	40.24%	81.41%	60.97%
775	799	0.14%	$370,363.00	6.00%	0.00%	786	44.60%	80.00%	60.04%
800	max	0.03%	$319,920.00	6.23%	0.00%	805	31.76%	80.00%	100.00%

FICO Low	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only	% CA	% NY	% FL
500
525
550	0.00%	100.00%	100.00%	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%
575	23.27%	100.00%	80.94%	0.00%	19.06%	100.00%	58.41%	0.00%	1.92%
600	20.82%	100.00%	68.44%	16.28%	15.28%	100.00%	68.49%	0.00%	0.92%
625	13.62%	100.00%	58.70%	7.34%	33.96%	100.00%	67.93%	1.06%	2.40%
650	18.06%	98.05%	33.47%	1.85%	64.69%	100.00%	60.05%	0.00%	0.91%
675	10.19%	100.00%	23.00%	4.10%	72.90%	100.00%	61.07%	0.00%	3.58%
700	8.00%	94.63%	22.34%	0.00%	77.66%	100.00%	73.63%	3.17%	4.09%
725	10.99%	92.55%	35.47%	5.99%	58.54%	100.00%	73.04%	0.00%	4.87%
750	18.75%	97.82%	27.52%	1.36%	71.12%	100.00%	76.47%	0.00%	0.00%
775	0.00%	100.00%	29.98%	0.00%	70.02%	100.00%	89.31%	0.00%	0.00%
800	0.00%	100.00%	0.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.